Exhibit 10.3

Senior First Lien Security Agreement

This Senior First Lien Security Agreement (the “Agreement”) is dated as of October 11, 2007, by and among Viropro Inc., a Nevada corporation, identification number C3547-1982 (the “Guarantor”), and Westward Expansion Co. (the “Lender”), with its mailing address as set forth in Section 15(b) below.

Preliminary Statements

A.

Guarantor, Viropro International Inc. (the “Borrower”) and Lender have entered into a Term Loan Agreement dated as of even date herewith (such Term Loan Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the “Loan Agreement”), pursuant to which Lender has provided a bridge financing to Borrower, a wholly-owned subsidiary of Guarantor, subject to certain terms and conditions.

B.

In addition, as a condition to extending credit to the Borrower under the Loan Agreement, the Lender has required, among other things, that Guarantor guarantee the performance of Borrower’s obligations by entering into a Guaranty Agreement as of even date herewith with the Lender.

C.

As a condition to extending credit to the Borrower under the Loan Agreement, the Lender has required, among other things, that the Guarantor grant to the Lender a lien on and security interest in the personal property and fixtures of the Guarantor subject to the terms and conditions hereof (such agreements with the Borrower and Guarantor, being referred to collectively as the “Credit Agreements”).

Now, Therefore, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.

Terms Defined in Loan Agreement.  Except as otherwise provided in Section 2 below, all capitalized terms used herein without definition shall have the same meanings herein as such terms has in the Loan Agreement.

Section 2.

Grant of Security Interest in the Collateral.  As collateral security for the Secured Obligations defined below, the Guarantor hereby grants to the Lender a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Lender has a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of the Guarantor, whether now owned or existing or hereafter created, acquired or arising, in and to all personal property of the Guarantor, including all of the following:

(a)

Accounts;

(b)

Chattel Paper;

(c)

Instruments (including Promissory Notes);

(d)

Documents;

(e)

General Intangibles (including Payment Intangibles and Software, patents, trademarks, tradestyles, copyrights, and all other intellectual property rights, including all applications, registration, and licenses therefor, and all goodwill of the business connected therewith or represented thereby);

(f)

Letter-of-Credit Rights;

(g)

Supporting Obligations;

(h)

Deposit Accounts;

(i)

Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(j)

Inventory;

(k)

Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(l)

Fixtures;

(m)

Rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

(n)

Monies, personal property, and interests in personal property of the Guarantor of any kind or description now held by the Lender or at any time hereafter transferred or delivered to, or coming into the possession, custody or control of, the Lender, or any agent or affiliate of the Lender, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

(o)

Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of the Guarantor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(p)

Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(q)

Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”.   All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Nevada as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.  For purposes of this Agreement, the term "Receivables" means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.

Section 3.

Secured Obligations.  This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (a) any and all indebtedness, obligations, and liabilities of the Guarantor to the Lender, under or in connection with or evidenced by the Credit Agreements and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Lender, and any of them individually, in collecting or enforcing any of such indebtedness, obligations, and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses, and charges described above being hereinafter referred to as the “Secured Obligations”).  Notwithstanding anything in this Agreement to the contrary, the right of recovery against the Guarantor under this Agreement shall not exceed the lowest amount that would render the Guarantor’s obligations under this Agreement void or voidable under applicable law (including fraudulent conveyance law), less $1.00.

Section 4.

Covenants, Agreements, Representations and Warranties.  The Guarantor hereby covenants and agrees with, and represents and warrants to, the Lender that:

(a)

Each of the representations, warranties and covenants made by the Guarantor and contained in the Loan Agreement are deemed repeated herein, for the benefit of the Lender, and shall be read as the context requires.

(b)

the Guarantor’s chief executive office is at 8515, Place Devonshire, Suite 207, Montreal (QC) Canada, H4P 2K1 and Guarantor has no other executive offices or places of business.  The Collateral is and shall remain in the Guarantor’s possession or control at such location (the “Permitted Collateral Location”), except for Collateral which in the ordinary course of the Guarantor’s business is sold or in transit to any customer of the Guarantor.  The Guarantor shall not move its chief executive office or maintain a place of business at another location or permit any Collateral to be located at a location other than the Permitted Collateral Location, in each case without first providing the Lender at least 30 days prior written notice of the Guarantor’s intent to do so; provided that the Guarantor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Location in the United States of America or Canada and the Guarantor has taken all action reasonably requested by the Lender to maintain the lien and security interest of the Lender in the Collateral at all times fully perfected and in full force and effect.

(c)

the Guarantor’s legal name, jurisdiction of organization and organizational number (if any) is correctly set forth in the Preamble of this Agreement.  The Guarantor has not transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth in the Preamble.  The Guarantor shall not change its jurisdiction of organization without the Lender’s prior written consent.  The Guarantor shall not change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Lender.

(d)

the Guarantor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Lender.

(e)

the Guarantor will strictly comply with every covenant and undertaking heretofore or hereafter given by it to the Lender and the Lender (and any one or more of them), whether contained herein or not.

(f)

the Guarantor agrees it will hold the proceeds received from any direct or indirect dealing with the Collateral in trust for the Lender after any of the Collateral is sold other than in the ordinary course of business of the Guarantor and for the purpose of carrying on such business.

(g)

the Guarantor will notify the Lender of any loss or damage to the Collateral exceeding $10,000 per occurrence or $50,000 in the aggregate in any fiscal year, any change in any information provided in this Agreement (including the Schedules hereto) or any actual or potential claim affecting the Guarantor, the Collateral or the security interest of the Lender in the Collateral.

(h)

the Guarantor will at all times allow the Lender and their respective representatives free access to and right of inspection of the Collateral at such reasonable times and intervals as the Lender may designate and, in the absence of any existing Default or Event of Default, with reasonable prior written notice to the relevant Guarantor and without undue interference with the Guarantor’s operations or affairs.

(i)

the Guarantor will preserve the Guarantor’s rights, powers, licenses, privileges, franchises and goodwill, comply with all applicable laws, regulations and orders (including environmental laws, regulations and orders), leases, easements and other agreements affecting the Guarantor or the Collateral and conduct its business in a proper and efficient manner so as to protect the Collateral, the security interest of the Lender therein and the business and undertaking of the Guarantor, in each case, to the extent required by the Loan Agreement.

(j)

Schedule A attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by each of the Guarantor as of the date hereof that are registered with any governmental authority.  The Guarantors shall promptly notify the Lender in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Lender a supplement to Schedule A to reflect such additional rights (provided the Guarantor’s failure to do so shall not impair the Lender’s security interest therein).  the Guarantor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business.  To the Guarantor’ knowledge, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and, to the Guarantor’s knowledge, the Guarantor are not liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations.

(k)

the Guarantor agrees to execute and deliver to the Lender such further agreements, assignments, instruments, and documents, and to do all such other things, as the Lender may reasonably deem necessary or appropriate to assure the Lender its lien and security interest hereunder, including, without limitation, (i) such financing statements or other instruments and documents as the Lender may from time to time reasonably require to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as the Lender may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to Deposit Accounts, Investment Property, Letter-of-Credit Rights, and electronic Chattel Paper, and, subject to Section 8(d) hereof, to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as the Lender may from time to time reasonably require.  the Guarantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Lender without notice thereof to the Guarantor wherever the Lender in its sole discretion desires to file the same.  the Guarantor hereby authorizes the Lender to file any and all financing statements covering the Collateral or any part thereof as the Lender may require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning.  The Lender may order lien searches from time to time against the Guarantor and the Collateral, and the Guarantor shall promptly reimburse the Lender for all reasonable costs and expenses incurred in connection with such lien searches.  In the event for any reason the law of any jurisdiction other than Nevada becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, the Guarantor agrees to execute and deliver all such agreements, assignments, instruments, and documents and to do all such other things as the Lender deems necessary or appropriate to preserve, protect, and enforce the security interest of the Lender under the law of such other jurisdiction.

(l)

On failure of the Guarantor to perform any of the covenants and agreements herein contained, the Lender may, at its option, perform the same and in so doing may expend such sums as the Lender deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Lender may be compelled to make by operation of law or which the Lender may make by agreement or otherwise for the protection of the security hereof.  All such sums and amounts so expended shall be repayable by the Guarantor upon demand, shall constitute additional Secured Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 days for the actual number of days elapsed) equal to the highest rate then applicable to the Loan Agreement plus six per cent (6%) (such rate per annum as so determined being hereinafter referred to as the “Default Rate”).  No such performance of any covenant or agreement by the Lender on behalf of a Guarantor, and no such advancement or expenditure therefor, shall relieve the Guarantor of any default under the terms of this Agreement or in any way obligate the Lender to take any further or future action with respect thereto.  The Lender, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim.  The Lender, in performing any act hereunder, shall be the sole judge of whether the Guarantor is required to perform the same under the terms of this Agreement.

Section 5.

To the extent any Receivable or other item of Collateral is evidenced by an Instrument or tangible Chattel Paper, the Guarantor shall cause such Instrument or tangible Chattel Paper to be pledged and delivered to the Lender; provided, however, that, prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Lender, a Guarantor shall not be required to deliver any such Instrument or tangible Chattel Paper if and only so long as the aggregate unpaid principal balance of all such Instruments and tangible Chattel Paper held by the Guarantor and not delivered to the Lender hereunder is less than $10,000 at any one time outstanding.  Unless delivered to the Lender or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Lender indicating that such Chattel Paper or Instrument is subject to the security interest of the Lender contemplated by this Agreement.

Section 6.

Collection of Receivables.  (a) Except as otherwise provided in this Agreement or the Loan Agreement, the Guarantor shall make collection of its Receivables and may use the same to carry on its business in accordance with its customary business practice as currently conducted and otherwise subject to the terms hereof.

(b)

During the existence of an Event of Default, in the event the Lender requests the Guarantor to do so:

(i)

all Instruments and tangible Chattel Paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by the Guarantor, be immediately endorsed to and deposited with Agent; and/or

(ii)

the Guarantor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Lender and which are maintained at one or more post offices selected by the Lender.

(c)

Upon the occurrence and during the continuation of any Event of Default, whether or not the Lender has exercised any of its other rights under the other provisions of this Section 6, the Lender or its designee may notify the relevant Guarantor’s customers and account debtors at any time that Receivables has been assigned to the Lender’s security interest therein, and either in its own name, or the Guarantor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 6(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Lender’s discretion file any claim or take any other action or proceeding which the Lender may deem necessary or appropriate to protect and realize upon the security interest of the Lender in the Receivables or any other Collateral.

(d)

Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Lender pursuant to any of the provisions of Sections 6(b) or 6(c) hereof may be handled and administered by the Lender in and through a remittance account or accounts maintained by the Lender at a commercial bank or banks selected by the Lender (collectively the “Depositary Banks” and individually a “Depositary Bank”), and the Guarantor acknowledges that the maintenance of such remittance accounts by the Lender is solely for the Lender’s convenience and that the Guarantor do not has any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof.  The Lender may, after the occurrence and during the continuation of any Default or Event of Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order, and at such intervals as the Lender may from time to time in its discretion determine, but not less often than once each week.  The Lender need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Lender and the Depositary Bank as such.  However, if the Lender does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Lender or any Depositary Bank for any reason, the Lender may at its election in either instance charge the amount of such item back against any such remittance accounts or any Deposit Account of the Guarantor subject to the lien and security interest of this Agreement, together with interest thereon at the Default Rate.  Unless and until a Default or an Event of Default has occurred and is continuing, the Lender will release proceeds of Collateral which the Lender has not applied to the Secured Obligations as provided above from the remittance account from time to time after receipt thereof.  the Guarantor hereby indemnifies the Lender from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges, and attorneys’ fees suffered or incurred by the Lender because of the maintenance of the foregoing arrangements; provided, however, that the Guarantor shall not be required to indemnify the Lender for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified.  The Lender shall have no liability or responsibility to the Guarantor for any Depositary Bank accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 7.

Special Provisions Re:  Inventory and Equipment.  (a) the Guarantor warrants and agrees that none of its Inventory is or will be consigned to any other person without the Lender’s prior written consent.

(b)

Upon the Lender’s request, the Guarantor shall at its own cost and expense cause the lien of the Lender in and to any portion of the Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Lender.

(c)

None of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(d)

If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Guarantor to the Lender.

Section 8.

Special Provisions Re:  Investment Property and Deposits.  (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Lender pursuant to Section 10(d) hereof:

(i)

the Guarantor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property, or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

(ii)

the Guarantor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property subject to the lien and security interest of this Agreement.

(b)

All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) of the Guarantor on the date hereof is listed and identified on Schedule B attached hereto and made a part hereof.  the Guarantor shall promptly notify the Lender of any other Investment Property acquired or maintained by the Guarantor after the date hereof, and shall submit to the Lender a supplement to Schedule B to reflect such additional rights (provided the Guarantor’s failure to do so shall not impair the Lender’s security interest therein).  Certificates for all certificated securities now or at any time constituting Investment Property and part of the Collateral hereunder shall be promptly delivered by the Guarantor to the Lender duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise.  With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Lender’s request, the relevant Guarantor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among the Guarantor, the Lender, and such issuer or intermediary in form and substance satisfactory to the Lender which provides, among other things, for the issuer’s or intermediary’s agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Investment Property, as directed by the Lender without further consent by the Guarantor.  The Lender may, at any time after the occurrence and during the continuation of any Default or Event of Default, cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property hereunder.

(c)

the Guarantor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent the Guarantor has delivered to the Lender a duly executed and completed Form U-1 with respect to such stock.  If at any time the Investment Property or any part thereof consists of margin stock, the relevant Guarantor shall promptly so notify the Lender and deliver to the Lender a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Lender in form and substance satisfactory to the Lender.

(d)

All Deposit Accounts of the Guarantor on the date hereof are listed and identified (by account number and depository institution) on Schedule B attached hereto and made a part hereof.  the

Guarantor shall promptly notify the Lender of any other Deposit Account opened or maintained by the Guarantor after the date hereof, and shall submit to the Lender a supplement to Schedule B to reflect such additional accounts (provided the Guarantor’s failure to do so shall not impair the Lender’s security interest therein).  With respect to all such Deposit Account, the Guarantor, the depository institution, and the Lender shall execute and deliver an account control agreement in form and substance satisfactory to the Lender which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Lender directing the disposition of the funds in the Deposit Account without further consent by the Guarantor.

Section 9.

Power of Attorney.  In addition to any other powers of attorney contained herein, the Guarantor hereby appoints the Lender, its nominee, or any other person whom the Lender may designate as the Guarantor’s attorney-in-fact, with full power and authority, in each case only upon the occurrence and during the continuation of any Event of Default, to sign the Guarantor’s name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to the Guarantor’s customers, account debtors, and other obligors; to endorse the Guarantor’s name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Lender’s possession; to endorse the Collateral in blank or to the order of the Lender or its nominee; to sign the Guarantor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of the Guarantor’s mail to an address designated by the Lender; to receive, open, and dispose of all mail addressed to the Guarantor; and to do all things necessary to carry out this Agreement.  The Guarantor hereby ratifies and approves all acts of any such attorney made in accordance with the terms hereof and agrees that neither the Lender nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.  The Lender may file one or more financing statements disclosing its security interest in all or any part of the Collateral without the Guarantor’s signature appearing thereon, and the Guarantor also hereby grants the Lender a power of attorney to execute any such financing statements, and amendments and supplements thereto, on behalf of the Guarantor without notice thereof to the Guarantor.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations has been fully paid and satisfied and the commitments of the Lender to extend credit to or for the account of the Guarantor under the Loan Agreement has expired or otherwise terminated.

Section 10.

Defaults and Remedies.  (a) The occurrence of any event or the existence of any condition specified as an “Event of Default” under the Credit Agreements shall constitute an “Event of Default” hereunder.

(b)

Upon the occurrence and during the continuation of any Event of Default, the Lender shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Lender may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which the Guarantor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker’s board or at the Lender’s office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its discretion.  In the exercise of any such remedies, the Lender may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations.  Also, if less than all the Collateral is sold, the Lender shall have no duty to marshal or apportion the part of the Collateral so sold as between the Guarantor, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Guarantor are the owners thereof.  In addition to all other sums due the Lender hereunder, the Guarantor shall pay the Lender all costs and expenses incurred by the Lender, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Lender or the Guarantor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Guarantor in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Guarantor if the Guarantor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition.  The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  The Lender may be the purchaser at any such sale.  The Guarantor hereby waives all of its rights of redemption from any such sale.  The Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Lender may further postpone such sale by announcement made at such time and place.  The Lender has no obligation to prepare the Collateral for sale.  The Lender may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and the Guarantor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)

Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, in addition to all other rights provided herein or by law, (i) the Lender shall have the right to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Guarantor’s premises (the Guarantor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Lender or its designee if the Lender so requests) or to remove the Collateral or any part thereof to such other places as the Lender may desire, (ii) the Lender shall have the right to direct any intermediary at any time holding any Investment Property or other Collateral, or any issuer thereof, to deliver such Collateral or any part thereof to the Lender and/or to liquidate such Collateral or any part thereof and deliver the proceeds thereof to the Lender (including, without limitation, the right to deliver a notice of control with respect to any Collateral held in a securities account or commodities account and deliver all entitlement orders with respect thereto), (iii) the Lender shall have the right to exercise any and all rights with respect to all Deposit Accounts of the Guarantor, including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw, and receive all amounts due or to become due or payable thereunder, and (iv) the Guarantor shall, upon the Lender’s demand, promptly assemble the Collateral and make it available to the Lender at a place reasonably designated by the Lender.  If the Lender exercises its right to take possession of the

Collateral, the Guarantor shall also at its expense perform any and all other steps requested by the Lender to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Lender, appointing overseers for the Collateral and maintaining Collateral records.

(d)

Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of the Guarantor to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 8(a)(i) hereof and/or to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 8(a)(ii) hereof, shall, at the option of the Lender, cease and thereupon become vested in the Lender, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property and/or to receive and retain the distributions which the Guarantor would otherwise has been authorized to retain pursuant to Section 8(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Lender were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, all Investment Property or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Lender of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver the Investment Property or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine.  In the event the Lender in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(e)

Without in any way limiting the foregoing, the Guarantor hereby grants to the Lender a royalty-free irrevocable license and right to use, during the existence of any Event of Default, all of the Guarantor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Lender on all or any part of the Collateral to the extent permitted by law.  The license and right granted the Lender hereby shall be without any royalty or fee or charge whatsoever.

(f)

The powers conferred upon the Lender hereunder are solely to protect their interest in the Collateral and shall not impose on them any duty to exercise such powers.  The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Lender accords its own property, consisting of similar type assets, it being understood, however, that the Lender shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Lender has or is deemed to has knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Guarantor in any way related to the Collateral, and the Lender shall have no duty or obligation to discharge any such duty or obligation.  Neither the Lender nor any party acting as attorney for the Lender shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.

(g)

Failure by the Lender to exercise any right, remedy or option under this Agreement or any other agreement between the Guarantor and the Lender or provided by law, or delay by the Lender in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated.  The rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.  For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until waived in writing by the Lender.

Section 11.

Application of Proceeds.  The proceeds and avails of the Collateral at any time received by the Lender upon the occurrence and during the continuation of any Event of Default shall, when received by the Lender in cash or its equivalent, be applied by the Lender in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of the Loan Agreement.  The Guarantors shall remain liable to the Lender for any deficiency.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Guarantor or to whomsoever the Lender reasonably determines is lawfully entitled thereto.

Section 12.

Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, has been fully paid and satisfied and the commitments of the Lender to extend credit to or for the account of the Guarantor under the Loan Agreement has expired or otherwise terminated.  Upon such termination of this Agreement, the Lender shall, upon the request and at the expense of the Guarantor, forthwith release its liens and security interests hereunder.

Section 13.

The Lender.  In acting under or by virtue of this Agreement, the Lender shall be entitled to all the rights, authority, privileges, and immunities provided in the Loan Agreement, all of which provisions of said Loan Agreement are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.

Section 14.

Relevant Currency.  The payment by any of the Guarantor of any amount or amounts due the Lender hereunder shall be made in the currency required under the Loan Agreement.

Section 15.

Miscellaneous.  (a) This Agreement cannot be changed or terminated orally.  This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon the Guarantor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and their successors and permitted assigns; provided, however, that the Guarantor may not assign its rights or delegate its duties hereunder without the Lender’s prior written consent.  Without limiting the generality of the foregoing, and subject to the provisions of the Loan Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

(b)

Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of the relevant Guarantor as shown on the records of the Lender), or such other address or telecopier number as such party may hereafter specify by notice to the other given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices hereunder shall be addressed:

If to the Guarantor to:	Viropro Inc.
8515, Place Devonshire, Suite 207
Montreal (QC) H4P 2K1
ATTN: Prosper Azoulay
Telephone: (514) 731 - 8776
Facsimile: (514) 739-7000

With a copy to:

If to the Lender:	Westward Expansion Co.
3030, Boul. Le Carrefour, suite 1002
Laval (Québec) H7T 2P5
ATTN: Guy-Paul Gauthier
Telephone: (450) 681-7744 Facsimile: (450) 681-8400

With a copy to:	Pierre-Hubert Séguin.
Séguin Racine, Attorneys Ltd
3030, Boul. Le Carrefour, suite 1002
Laval (Québec) H7T 2P5
Telephone: (450) 681-7744
Facsimile: (450) 681-8400

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

(c)

In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

(d)

The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of the Guarantor arising under or otherwise relating to the Loan Agreement as well as for the other Secured Obligations secured hereby.  No application of any sums received by the Lender in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle the Guarantor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations has been fully paid and satisfied and all commitments to extend credit to or for the account of the Guarantor under the Loan Agreement has expired or otherwise terminated.  The Guarantor acknowledges and agrees that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of the Lender, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Lender of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of the Lender to realize upon or protect any of the Secured Obligations or any collateral or security therefor.  The lien and security interest hereof shall not in any manner be impaired or affected by (and the Lender, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  In order to realize hereon and to exercise the rights granted the Lender hereunder and under applicable law, there shall be no obligation on the part of the Lender at any time to first resort for payment to the Guarantor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Lender shall have the right to enforce this Agreement against the Guarantor or its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(g)

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.  The Guarantor acknowledges that this Agreement is and shall be effective upon its execution and delivery by the Guarantor to the Lender, and it shall not be necessary for the Lender to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(h)

This Agreement shall be deemed to have been made in the State of Nevada and shall be governed by, and construed in accordance with, the laws of the State of Nevada.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(i)

the Guarantor hereby submits to the non-exclusive jurisdiction of any court sitting in the judicial district of Montreal, Province of Quebec, Canada, of a United States District Court for the District of Nevada and any Nevada state court sitting in Las Vegas, Nevada for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter has to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.  the Guarantor hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Pages to Follow]

In Witness Whereof, the Guarantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GUARANTOR:
Viropro Inc.

By: __ /s/ Prosper Azoulay_
Name: Prosper Azoulay
Title: Authorized Person

LENDER:
Westward Expansion Co.

By: __/s/ Guy-Paul Gauthier
Name: Guy-Paul Gauthier
Title: Authorized Person

Schedule A

Intellectual Property Rights

1.

Patents: None

2.

Trademarks: None

3.

Copyrights and Domain Names: None

Schedule B

Investment Property and Deposits

A.

Investment Property

Investment Property
100% of equity in Viropro International Inc.
100% of equity in Viropro Canada Inc.

B.

Deposits

Bank	Account Number
None	N/A
None	N/A
None	N/A